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                                                                   EXHIBIT 10.39

                           FIRST AMENDMENT TO LEASE

        THIS FIRST AMENDMENT TO LEASE, is made this 24/th/ day of October, 2000 by and between EAGLEVIEW TECHNOLOGY PARTNERS ("Landlord") and 3-DIMENSIONAL PHARMACEUTICALS, INC. ("Tenant") amending that certain Amended and Restated Lease for Combination Office/Laboratory/Light Manufacturing space dated December 12, 1997 ("Original Lease") pertaining to 30,411 square feet of space located in Eagleview Corporate Center located on Lot 28, 665 Stockton Drive, Uwchlan Township, Chester County, Pennsylvania ("Original Leased Space").

                                  BACKGROUND

        Landlord and Tenant are parties to the Original Lease for the Original Leased Space.

        Tenant desires to temporarily expand the Original Leased Space by 10,420 square feet ("Temporary Space") as depicted on Exhibit "A" attached hereto and made a part hereof upon the termination and vacation of that space by Bentley Systems, Incorporated ("Bentley") pursuant to a Third Lease Amendment Agreement between Landlord and Bentley ("Bentley Lease") being executed contemporaneously with this Amendment. Landlord has agreed to this request subject to the terms and conditions of this First Amendment.

        NOW THEREFORE, the parties hereto each intending to be legally bound hereby agree that the Original Lease is hereby amended and modified as follows:

        1.   Leased Space. Paragraph 1 of the Original Lease is hereby amended
             ------------
so that during the "Temporary Tenancy Term" (as hereinafter defined), the Leased Space shall be increased by 10,420 square feet. The term "Leased Space" as used in the Original Lease shall be 40,831 square feet during the Temporary Tenancy Term.

        2.   Term. The term that Tenant has tenancy of the Temporary Space shall
             ----
be known as the "Temporary Tenancy Term". Tenant's obligations to pay rent for the Temporary Space and the Temporary Tenancy Term shall commence the date that the Bentley Lease terminates and Bentley has vacated the Temporary Space. Landlord shall endeavor to deliver possession to Tenant of the Temporary Space ("Delivery Date") by November 24, 2000. The Delivery Date shall be when Landlord has substantially completed that work described in Exhibit "B" attached hereto and made a part hereof. The Temporary Tenancy Term shall end on June 30, 2001, unless renewed or terminated sooner as provided for herein.

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        3.   Rent.
             ----

             (a) Paragraph 3(a)(i) of the Original Lease is hereby modified so that during the Temporary Tenancy Term, Tenant's Proportionate Share shall be one hundred (100%) percent.

             (b) Paragraph 3(b) of the Original Lease is hereby modified by adding that during the Temporary Tenancy Term Tenant shall pay Landlord Minimum Annual Rent for the Temporary Space equal to $13.00 per square foot per annum or $135,460.00, based on a full year, or appropriately pro-rated for less then a full year or for the month of October, 2000.

        4.   Condition of Temporary Space.  Tenant acknowledges and agrees
             ----------------------------
that it shall take the Temporary Space in "as is" condition, except as specified in Exhibit "B".

        5.   Renewal. Provided that there has occurred no event of default by
             -------
Tenant under this Lease, nor any event which following the issuance of notice, the passage of time or both would be an event of default, Tenant shall have the right, by giving written notice to Landlord not less than one hundred eighty
(180) days prior to the end of the then current term, to renew the Temporary Tenancy Term pursuant to this First Amendment of Lease for seven (7) successive periods of one year each (each one year renewal term, a "Renewal Term", and all Renewal Terms together with the Temporary Tenancy Term, the "Term"). During such Renewal Terms, all terms and conditions of the Lease shall remain in effect, and the Minimum Annual Rent for the Temporary Space for each one (1) year Renewal Term shall be calculated as follows: for the period of July 1, 2001 through June 30, 2002 the Minimum Annual Rent shall be $13.50 per square foot of Temporary Space; for the period of July 1, 2002 through June 30, 2003 the Minimum Annual Rent shall be $14.00 per square foot of Temporary Space; and the Minimum Annual Rent for each Renewal Term thereafter shall be the then fair market rental as determined by the Landlord, in its sole reasonable discretion based on comparable space in terms of age, fit-out, and condition for similar use buildings located in Eagleview Corporate Center. In no event shall the Minimum Annual Rent during any Renewal Term be less then the Minimum Annual Rent of the preceding year. In the event Tenant is not satisfied with Landlord's determination of the fair market rental for any Renewal Term, Tenant may rescind its exercise of its option to renew after which the Temporary Tenancy Term shall expire at the end of the then current Term.

        6.   Early Cancellation. Provided that (i) there has occurred no event
             ------------------
of default by Tenant under the Lease, nor any event which following the issuance of notice, the passage of time or both would be an event of default; and (ii) Tenant has executed a lease, the term of which lease has commenced, for at least 20,000 square feet of space located at a property owned by Landlord or any affilaite of Landlord, Tenant shall have the right by giving Landlord not less then ninety (90) days' written notice, to surrender and relinquish the Temporary Space without penalty.

        7.   Confession of Judgment:

        WHEN THE LEASE SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, EITHER DURING THE ORIGINAL TERM OR ANY RENEWALS OR EXTENSIONS THEREOF, AND ALSO WHEN AND AFTER THE TERM HEREBY CREATED OR, ANY RENEWAL OR EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY OF ANY COURT OF RECORD AS ATTORNEY FOR TENANT TO FILE AN AGREEMENT

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FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION FOR JUDGMENT IN EJECTMENT
AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT, AND A JUDGMENT FOR THE RECOVERY BY LANDLORD OF POSSESSION MAY ISSUE FORTHWITH WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER. IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED, IT SHALL BE CANCELED OR SUSPENDED AND POSSESSION OF THE LEASED SPACE REMAINS IN OR IS RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR TERMINATION OF THE LEASE, OR ANY RENEWAL OR EXTENSION HEREOF, TO BRING ONE OR MORE AMICABLE ACTIONS IN EJECTMENT AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE LEASED SPACE. IF IN ANY AMICABLE ACTION IN EJECTMENT, LANDLORD SHALL CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT AND IF A TRUE COPY OF THIS LEASE (AND THE TRUTH OF THE COPY STATED IN SUCH AFFIDAVIT SHALL BE SUFFICIENT PROOF) BE FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY LAW, RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT EXPRESSLY RELEASES TO LANDLORD, AND TO ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR TENANT, ALL ERRORS IN THE SAID PROCEEDINGS, AND ALL LIABILITY THEREFOR. TENANT EXPRESSLY WAIVES THE BENEFIT OF ALL LAWS, NOW OR HEREAFTER IN FORCE, EXEMPTING ANY GOODS WITHIN THE LEASED SPACE OR ELSEWHERE FROM DISTRAINT, LEVY OR SALE.

        8.   Miscellaneous.
             -------------

             A. All capitalized terms not defined herein shall have the same meaning as the Original Lease.

             B. During the Temporary Tenancy Term, the term "Lease" as used herein and in the Original Lease shall refer collectively to the Original Lease and this First Amendment to Lease.

             C. Except as expressly modified hereby the terms and conditions of the Original Lease remain unmodified and in full force and effect. In the event of a conflict between the terms of the Original Lease and this First Amendment to Lease, the latter shall control.

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        IN WITNESS WHEREOF, Landlord and Tenant have executed this First
Amendment To Lease the day and year first above written.

                                    3-DIMENSIONAL PHARMACEUTICALS, INC.


Attest: /s/ Carol Smith             By: /s/ Scott Horvitz
        --------------------------      -----------------------------
                                            VP Finance and Administration

                                    EAGLEVIEW TECHNOLOGY PARTNERS
                                    a Pennsylvania limited Partnership

                                    BY: HANKIN TECHNOLOGY PARTNERSHIP,
                                        General Partner

                                    BY: HANKIN PROPERTIES PARTNERSHIP,
                                        its partner


                                    BY  /s/ Robert S. Hankin
                                        -----------------------------
                                            ROBERT S. HANKIN, Partner


                                    BY: THE HANKIN GROUP, its Partner


                                    BY: /s/ Robrt S. Hankin
                                        -----------------------------
                                            ROBERT S. HANKIN, Partner

                                    TENANT:

                                    3-DIMENSIONAL PHARMACEUTICALS, INC.
                                    a corporation organized and existing under the laws of
                                    Delaware

                                    BY: /s/ Scott Horvitz
                                        -----------------
                                            VP Finance and Administration

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                                   EXHIBIT A

                       [Description of Temporary Space]

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                                   EXHIBIT B

The "Temporary Space" will be leased in an "as is" condition with the following exceptions:

All carpeting and vinyl composition tile will be replaced with new standard carpeting and vinyl composition tile from the Landlord's samples.

All painted walls will receive one coat of latex paint in the same "off white" color as currently exists.

All HVAC, lighting and plumbing systems will be placed in proper working order.

Any needed repairs will be made prior to the Tenant's occupancy.

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